SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): December 15, 1995




                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



        33-85224                                          22-3328188
(Commission File Number)                       (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On December 15, The Chase Manhattan Bank (National Association), as Trustee, made the monthly distribution to the holders of the CIT Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 1995-1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.            Description                               Page
     -----------            -----------                               ----

         28            Monthly Report delivered by                     3
                       the Trustee to Certificateholders
                       in connection with distributions
                       on December 15, 1995


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE CIT GROUP/SALES FINANCING,
                                          INC., as servicer



                                     By: /s/ Richard W. Bauerband
                                        -----------------------------------
                                     Name:   Richard W. Bauerband
                                     Title:  Executive Vice President


Dated:  January 2, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS


The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of February 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Chase Manhattan Bank (National Association), as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

I have affixed hereunto my signature this 15th day of December 1995.


                                           THE CIT GROUP/SALES FINANCING, INC.




                                           BY /s/  Frank Garcia
                                              ------------------------------
                                                   Frank Garcia
                                                   Vice President

                    The CIT Group Securitization Corporation
          Manufactured Housing Contract Senior Subordinate Certificates
                                  Series 1995-1

                                                       Cut-off date    11/30/95
                                                 Determination date    12/12/95
                                                    Remittance date    12/15/95



All Payments of Principal on the Contracts                           551,550.69
All Payments of Interest on the Contracts                          1,098,353.68
All Liquidation Proceeds on the Contracts
  with respect to Principal                                                0.00
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      169,528.52
Reimbursement of Prior Month Advances                               (111,261.70)
Withdrawal from the Pre-Funding Account                                    0.00

Total Amount Available for Distribution                            1,708,171.19

Distribution Amounts

1. Aggregate Senior Certificate Distribution                       1,211,313.36

2. Aggregate Class A-4 distribution                                   73,986.67

3. Aggregate Class A-5 distribution                                   79,489.17

4. Aggregate Class R distribution                                    221,371.63

5. Amounts to Servicer                                               122,010.36

Total Distribution                                                 1,708,171.19

Interest

1. Aggregate amount of Interest
            (a) Class A-1 interest @ 7.70%                           217,178.20
            (b) Class A-2 interest @ 8.05%                           190,154.42
            (c) Class A-3 interest @ 8.40%                           241,346.00

2. Amount applied to Senior Certificate Interest Shortfall                 0.00

3. Remaining Unpaid Senior Certificate Interest Shortfall                  0.00

4. Total Distribution in respect of interest
            (a) Class A-1                                            217,178.20
            (b) Class A-2                                            190,154.42
            (c) Class A-3                                            241,346.00

Principal

5. Formula Principal Distribution Amount                             562,634.74

            (a) Stated Principal                                     185,600.72

            (b) Principal Prepayments                                365,949.97
            (c) Liquidated Contracts                                  11,084.05
            (d) Repurchases                                                0.00


6. Pool Stated Principal Balance                                 116,567,317.89

7. Senior Certificate Principal Distribution
            (a) Class A-1                                            562,634.74
            (b) Class A-2                                                  0.00
            (c) Class A-3                                                  0.00


8. Principal Balance after giving effect to Principal
     Distribution
            (a) Class A-1                                         33,283,317.89
            (b) Class A-2                                         28,346,000.00
            (c) Class A-3                                         34,478,000.00

9.  Class A-4 Principal Balance                                    9,920,000.00

10. Class A-5 Principal Balance                                   10,540,000.00

11. Senior Certificate Principal Shortfall for Remittance date
            (a) Class A-1                                                  0.00
            (b) Class A-2                                                  0.00
            (c) Class A-3                                                  0.00

12. Unpaid Senior Certificate Principal Shortfall after giving effect to Principal Distribution
            (a) Class A-1                                                  0.00
            (b) Class A-2                                                  0.00
            (c) Class A-3                                                  0.00

13. Total Distribution in respect of Principal                       562,634.74

14. Senior Certificate Pool Balance Factor                              0.99418

Delinquency Information                                  Number      Amount
                                                         ------      ------

15. Delinquent Contracts
            (a) 31-59 Days                                 87      3,285,926.11
            (b) 60 days or more                            76      2,604,010.51

16. Repossessed Contracts                                  14        489,659.52

17. Repossessed Contracts Remaining in Inventory           33      1,171,397.12

18. Remaining Amount Available                                       496,857.83


Class A-4 and Class A-5 Certificates

Interest

1.  Aggregate Class A-4 Interest @ 8.95%                              73,986.67

2.  Aggregate Class A-5 Interest @ 9.05%                              79,489.17

3.  Amounts applied to unpaid Class A-4 interest shortfall                 0.00

4.  Amounts applied to unpaid Class A-5 interest shortfall                 0.00

5.  Remaining Class A-4 Interest Shortfall                            73,986.67

6.  Remaining Class A-5 Interest Shortfall                            79,489.17

7.  Total Distribution in respect of Interest to Class A-4            73,986.67
     Certificates

8.  Total Distribution in respect of Interest to Class A-5            79,489.17
     Certificates

Principal

9.   Class A-4 Principal Distribution                                      0.00

10. Class A-5 Principal Distribution                                       0.00

11. Principal Balance after giving effect to Principal             9,920,000.00
    Distribution Class A-4

12. Principal Balance after giving effect to Principal            10,540,000.00
    Distribution Class A-5

13. Class A-4 Principal Shortfall for Remittance Date                      0.00

14. Class A-5 Principal Shortfall for Remittance Date                      0.00

15. Class A-5 Principal Liquidation Loss Amount                            0.00

16. Unpaid Class A-4 Principal Shortfall after giving effect to            0.00
       Principal Distribution

17. Unpaid Class A-5 Principal Shortfall after giving effect to            0.00
       Principal Distribution

18. Total Distribution in respect of Principal Class A-4                   0.00

19. Total Distribution in respect of Principal Class A-5                   0.00

20. Class A-4 Pool Factor                                               1.00000

21. Class A-5 Pool Factor                                               1.00000

22. Amount of Guarantee Payment made to Holders of Class A-5               0.00
       Certificates

Class R Certificates

23. Class R Residual Payment                                         221,371.63

           a.  The amount (if any) by which the Amount               221,371.63
               Available exceeds the amounts distributed to Offered Certificateholders, the Monthly Servicing fee and the Guarantee Fee

           b.  Aggregate Repossession Profits less amount retained         0.00
               by Servicer to reimburse itself for taxes paid


Miscellaneous

24. Monthly Servicing Fee                                             97,608.29

25. Guarantee Fee                                                     24,402.07

26. Amount  of funds on deposit in the Pre-Funding Account                 0.00

27. Weighted Average Contract Rate of Outstanding Contracts               11.43%

28. Number of Subsequent Contracts                                            0

29. Aggregate Principal Balance of Subsequent Contracts                    0.00

30. Number of Subsequent Contracts purchased by the Trustee                   0

31. Aggregate stated Principal Balance of the Subsequent
      contracts purchased by the Trustee                                   0.00